REPORTING ENTITY AND GOING CONCERN (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
REPORTING ENTITY AND GOING CONCERN
Net loss	$ (2,086,303)	$ (4,326,294)
Net working capital deficiency	(147,682)	(72,582)
Net Cash Used in Operating Activities	(606,427)	(645,668)
Net cash provided by Financing Activities	607,999	651,088
Total Stockholders' Deficit	$ (324,875)	$ (135,320)	$ (10,963,919)